Exhibit 1

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree that they are jointly filing this statement on Schedule 13D. Each of them is responsible for the timely filing of such statement and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate.

IN WITNESS WHEREOF, the undersigned hereby execute this Joint Filing Agreement as of the 9th day of July, 2020

ONEX CORPORATION

By:	/s/ David Copeland
Name:	David Copeland
Title:	Managing Director - Tax

ONEX PARTNERS III GP LP
By: Onex Partners GP Inc., its General Partner

By:	/s/ Joshua Hausman
Name:	Joshua Hausman
Title:	Vice President

ONEX PARTNERS GP INC.

By:	/s/ Joshua Hausman
Name:	Joshua Hausman
Title:	Vice President

ONEX US PRINCIPALS LP
By: Onex American Holdings GP LLC, its General Partner

By:	/s/ Joshua Hausman
Name:	Joshua Hausman
Title:	Director

ONEX PARTNERS III PV LP
By: Onex Partners III GP LP, its General Partner
By: Onex Partners Manager LP, its Agent
By: Onex Partners Manager GP ULC, its General Partner

By:	/s/ Joshua Hausman
Name:	Joshua Hausman
Title:	Managing Director

ONEX PARTNERS III SELECT LP
By: Onex Partners III GP LP, its General Partner
By: Onex Partners Manager LP, its Agent
By: Onex Partners Manager GP ULC, its General Partner

By:	/s/ Joshua Hausman
Name:	Joshua Hausman
Title:	Managing Director

ONEX PARTNERS III LP
By: Onex Partners III GP LP, its General Partner
By: Onex Partners Manager LP, its Agent
By: Onex Partners Manager GP ULC, its General Partner

By:	/s/ Joshua Hausman
Name:	Joshua Hausman
Title:	Managing Director

ONEX EXPO SARL

By:	/s/ Joshua Hausman
Name:	Joshua Hausman
Title:	Type A Manager

ONEX PARTNERS MANAGER GP ULC

By:	/s/ Joshua Hausman
Name:	Joshua Hausman
Title:	Managing Director

ONEX PARTNERS MANAGER LP
By: Onex Partners Manager GP ULC, its General Partner

By:	/s/ Joshua Hausman
Name:	Joshua Hausman
Title:	Managing Director

ONEX PRIVATE EQUITY HOLDINGS LLC

By:	/s/ Joshua Hausman
Name:	Joshua Hausman
Title:	Director

ONEX AMERICAN HOLDINGS GP LLC

By:	/s/ Joshua Hausman
Name:	Joshua Hausman
Title:	Director

ONEX AMERICAN HOLDINGS SUBCO LLC

By:	/s/ Joshua Hausman
Name:	Joshua Hausman
Title:	Director

OAH WIND LLC

By:	/s/ Joshua Hausman
Name:	Joshua Hausman
Title:	Director

EXPO EI LLC

By:	/s/ Joshua Hausman
Name:	Joshua Hausman
Title:	Director

EXPO EI II LLC

By:	/s/ Joshua Hausman
Name:	Joshua Hausman
Title:	Director

EXPO EI III LLC

By:	/s/ Joshua Hausman
Name:	Joshua Hausman
Title:	Director

ONEX ADVISOR SUBCO III LLC

By:	/s/ Joel Greenberg
Name:	Joel Greenberg
Title:	Director

1597257 ONTARIO INC.

By:	/s/ Michelle Iskander
Name:	Michelle Iskander
Title:	Secretary

NEW PCO II INVESTMENTS LTD.

By:	/s/ Michelle Iskander
Name:	Michelle Iskander
Title:	Secretary

By:	/s/ Andrea E. Daly
Gerald W. Schwartz, by Andrea E. Daly, attorney-in-fact pursuant to a power of attorney incorporated herein by reference from the Schedule 13G/A with respect to Fly Leasing Limited filed by Mr. Schwartz and other reporting persons on April 3, 2017

ONEX PARTNERS CANADIAN GP INC.

By:	/s/ David Copeland
Name:	David Copeland
Title:	Vice President

By:	/s/ Derek MacKay
Name:	Derek MacKay
Title:	Vice President

ONEX PARTNERS V GP LIMITED

By:	/s/ Kosty Gilis
Name:	Kosty Gilis
Title:	Authorized Person

OPV GEM AGGREGATOR LP.
By: Onex Partners V GP Limited, its General Partner,

By:	/s/ Kosty Gilis
Name:	Kosty Gilis
Title:	Authorized Person